EXHIBIT 10.22
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                           FINAL VERSION June 30, 2004

                         ARKADOS - LEVITON CONFIDENTIAL




     AGREEMENT made as of June 30, 2004 by and between Arkados, Inc., a Corporation organized under the laws of the State of Delaware with a place of business at 948 US Highway 22, North Plainfield, NJ 07062 ("Arkados"), and Leviton Manufacturing Co., Inc., a Delaware corporation, with a place of business at 59-25 Little Neck Parkway, Little Neck, NY 11362-2591 ("Leviton") (hereinafter collectively "parties").

     WHEREAS, Leviton and Enikia LLC, a limited liability company organized under the laws of the State of Delaware ("Enikia"), entered into a Development Agreement effective in July 2003 (the "2003 Agreement"); and

     WHEREAS, Arkados acquired substantially all of the assets of Enikia, including the 2003 Agreement; and

     WHEREAS, Leviton and Arkados want to amend and affirm their respective rights and responsibilities under the 2003 Agreement;

     NOW, THEREFORE, the parties agree as follows:

          1. Leviton hereby consents to the transfer and assignment of the 2003 Agreement to Arkados and Arkados hereby accepts such assignment and agrees to be bound in all respects by the 2003 Agreement as modified herein. Terms herein shall have the meaning ascribed to them in the 2003 Agreement unless otherwise indicated.

          2. The name "Arkados" shall be deemed substituted in the place and stead of the name "Enikia" wherever "Enikia" appears in the 2003 Agreement so that for all purposes under such Agreement Arkados shall have the same rights, responsibilities, and obligations attributable to Enikia in the 2003 Agreement as if Arkados had originally executed the 2003 Agreement rather than Enikia.

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                         ARKADOS - LEVITON CONFIDENTIAL

          3. Annexed hereto as Schedule A is a listing of products that the parties are jointly developing under and pursuant to the 2003 Agreement, which schedule shall also be deemed to be Schedule A to the 2003 Agreement.

          4. Annexed hereto as Schedule B is a list of projects presently being developed by the parties exclusively for Leviton. (The "Schedule B projects"). Leviton shall be the sole owner of all rights, title and interest in and to the Schedule B projects including, without limitation, any and all inventions, copyrightable material, proprietary information and other intellectual property therein (collectively the "IP rights").

          5. In consideration for the assignment and transfer to Leviton of all IP rights in the Schedule B projects, Leviton shall pay to Arkados the amounts, and subject to the conditions set forth, when and as provided in Schedule C annexed hereto.

          6. The parties agree that the prices for products developed from the projects listed on Schedule B hereto which Leviton purchases from Arkados, if any, shall be in accordance with Schedule D hereto.

          7. Except to the extent modified by this Agreement, the 2003 Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                   ARKADOS, INC.

                                   By:  /s/ Oleg Logvinov
                                      ------------------------------------------


                                   LEVITON MANUFACTURNG CO., INC.

                                   By: /s/ illegible
                                       -----------------------------------------




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                         ARKADOS - LEVITON CONFIDENTIAL

The following schedules have been omitted from this exhibit and will be furnished to the Commission upon request:


SCHEDULE  A
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Leviton Products that result from Development with ARKADOS (as of June 28, 2004)

SCHEDULE  B
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Leviton Specific Projects and Leviton Exclusive Property which result from
Leviton-ARKADOS Development (as of June 28, 2004)

SCHEDULE  C
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Payment to ARKADOS for Leviton Specific Development Projects (as of June 28,
2004)

SCHEDULE  D
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ARKADOS SoC Pricing for Leviton Products










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